Provisions	6 Months Ended
Jun. 30, 2019
Provisions.
Provisions

10.   Provisions

a)    Provisions for Pensions and other post-retirements obligations and Other long term employee benefits

The variation experienced by the balance of the Pensions and other post-retirements obligations and other long term employee benefits from December 31,  2018 to June 30,  2019, is mainly due to higher actuarial losses in the semester as a result of changes in actuarial assumptions (Note 11.c), as well as the provision for pre-retirement (under the restructuring plan of Spain, some of its employees have been offered the possibility of availing themselves of a pre-retirement and incentivised retirement plan, providing a provision for an amount of EUR 615 millions).

b)    Provisions for taxes and other legal contingencies and Other provisions

Set forth below is the detail, by type of provision, of the balances at June 30,  2019 and at December 31,  2018 of Provisions for taxes and other legal contingencies and Other provisions. The types of provision were determined by grouping together items of a similar nature:

	Millions of euros
	06-30-2019	12-31-2018

Provisions for taxes	831	864
Provisions for employment-related proceedings (Brazil)	845	859
Provisions for other legal proceedings	1,477	1,451
Provision for customer remediation	689	652
Regulatory framework-related provisions	83	105
Provision for restructuring	689	492
Other	1,305	1,226
	5,919	5,649

Relevant information is set forth below in relation to each type of provision shown in the preceding table.

The provisions for taxes include provisions for tax-related proceedings.

The provisions for employment-related proceedings (Brazil) relate to claims filed by trade unions, associations, the prosecutor's office and ex-employees claiming employment rights to which, in their view, they are entitled, particularly the payment of overtime and other employment rights, including litigation concerning retirement benefits. The number and nature of these proceedings, which are common for banks in Brazil, justify the classification of these provisions in a separate category or as a separate type from the rest. The Group calculates the provisions associated with these claims in accordance with past experience of payments made in relation to claims for similar items. When claims do not fall within these categories, a case-by-case assessment is performed and the amount of the provision is calculated in accordance with the status of each proceeding and the risk assessment carried out by the legal advisers.

The provisions for other legal proceedings include provisions for court, arbitration or administrative proceedings (other than those included in other categories or types of provisions disclosed separately) brought against Santander Group companies.

The provisions for customer remediation include the estimated cost of payments to remedy errors relating to the sale of certain products in the UK, the estimated cost of the floor clauses of Banco Santander, S.A. (from the former Banco Popular, S.A.U.), as well as the estimated cost of the claims related to the bonds and funds sales closed in Puerto Rico. To calculate the provision for customer remediation, the best estimate of the provision made by management is used, which is based on the estimated number of claims to be received and, of these, the number that will be accepted, as well as the estimated average payment per case.

The regulatory framework-related provisions include mainly the provisions for the extraordinary contribution to FSCS (Financial Services Compensation Scheme) and the Bank Levy in the UK, and those relating to Banking Tax in Poland.

The provisions for restructuring include only the direct costs arising from restructuring processes carried out by the various Group companies.

Qualitative information on the main litigation is provided in Note 10.c.

Our general policy is to record provisions for tax and legal proceedings in which we assess the chances of loss to be probable and we do not record provisions when the chances of loss are possible or remote. We determine the amounts to be provided for as our best estimate of the expenditure required to settle the corresponding claim based, among other factors, on a case-by-case analysis of the facts and the legal opinion of internal and external counsel or by considering the historical average amount of the loss incurred in claims of the same nature. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, the obligations do not have a fixed settlement term and, in others, they depend on legal proceedings in progress.

The changes in provisions arising from civil contingencies and legal nature are disclosed in this note.

Regarding the provisions for labor processes and others of a legal nature, Brazil has charged EUR 85 million and EUR 73 million, respectively, with payments of EUR 134 million and EUR 90 million , respectively.

Regarding the provisions arising for customer remediation, EUR 80 million provisions in United Kingdom and EUR 47 million provisions in Puerto Rico for customer compensation have been allocated, partially offset with EUR 78 million provisions in United Kingdom and EUR 21 million provisions in Puerto Rico used, and Banco Popular, S.A.U., which an amount of EUR 40 million has been used in the period from floor clauses.

Regarding in provisions constituted by regulatory framework, EUR 48 million in the six-month period in United Kingdom has been used (Bank Levy and FSCS). In addition, EUR 61 million have been charged and paid in the semester in Poland.

In addition, in the provisions for restructuring, Spain has set aside EUR 242 million, the United Kingdom EUR 124 million and EUR 22 million in Poland. This increase is partially offset by payments of EUR 92 million in Spain, EUR 30 million both in the United Kingdom and Germany and EUR 13 million in Poland.

c)    Litigation and other matters

i. Tax-related litigation

At June 30, 2019 the main tax-related proceedings concerning the Group were as follows:

-      Legal actions filed by Banco Santander (Brasil) S.A. and certain Group companies in Brazil challenging the increase in the rate of Brazilian social contribution tax on net income from 9% to 15% stipulated by Interim Measure 413/2008, ratified by Law 11.727/2008, a provision having been recognised for the amount of the estimated loss. Due to recent unfavourable decisions of the courts, the Group in Brazil has withdrawn their actions and paid the amount claimed, using the existing provision.

-      Legal actions filed by Banco Santander (Brasil) S.A. and other Group entities to avoid the application of Law 9.718/98, which modifies the basis to calculate PIS and COFINS social contribution, extending it to all the entities income, and not only to the income from the provision of services. In relation of Banco Santander (Brasil) S.A. process, in May 2015 the Federal Supreme Court (FSC) admitted the extraordinary appeal filed by the Federal Union regarding PIS, and dismissed the extraordinary appeal lodged by the Brazilian Public Prosecutor's Office regarding COFINS contribution, confirming the decision of Federal Regional Court favourable to Banco Santander (Brasil) S.A. of August 2007. The appeals filed by the other entities before the Federal Supreme Court, both for PIS and COFINS, are still pending. The risk is classified as possible and there is a provision for the amount of the estimated loss.

-      Banco Santander (Brasil) S.A. and other Group companies in Brazil have appealed against the assessments issued by the Brazilian tax authorities questioning the deduction of loan losses in their income tax returns (IRPJ and CSLL) in relation to different administrative processes of various years on the ground that the requirements under the applicable legislation were not met. The appeals are pending decision in CARF. No provision was recognised in connection with the amount considered to be a contingent liability.

-      Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against several municipalities that demand payment of the Service Tax on certain items of income from transactions not classified as provisions of services. There are several cases in different judicial instances.  No provision was recognised in connection with the amount considered to be a contingent liability.

-      Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against the tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.

-      In May 2003 the Brazilian tax authorities issued separate infringement notices against Santander Distribuidora de Títulos e Valores Mobiliarios Ltda. (DTVM, currently Santander Brasil Tecnologia S.A.) and Banco Santander (Brasil) S.A. in relation to the Provisional Tax on Financial Movements (CPMF) of the years 2000, 2001 and part of 2002. In July 2015, after the unfavourable decision of CARF, both entities appealed at Federal Justice in a single proceeding. In June 2019 this action has been dismissed, and the resolution has been appealed to the higher court. There is a provision recognised for the estimated loss.

-      In December 2010 the Brazilian tax authorities issued an infringement notice against Santander Seguros S.A. (Brazil), currently Zurich Santander Brasil Seguros e Previdência S.A., as the successor by merger to ABN AMRO Brasil dois Participações S.A., in relation to income tax (IRPJ and CSLL) for 2005, questioning the tax treatment applied to a sale of shares of Real Seguros, S.A. Actually it is appealed before the CARF. As the former parent of Santander Seguros S.A. (Brasil), Banco Santander (Brasil) S.A. is liable in the event of any adverse outcome of this proceeding. No provision was recognised in connection with this proceeding as it is considered to be a contingent liability.

-      In November 2014 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to corporate income tax (IRPJ and CSLL) for 2009 questioning the tax-deductibility of the amortisation of the goodwill of Banco ABN AMRO Real S.A. performed prior to the absorption of this bank by Banco Santander (Brasil) S.A., but accepting the amortisation performed after the merger. Actually it is appealed before the Higher Chamber of CARF. No provision  was recognised in connection with this proceeding as it was considered to be a contingent liability.

-      Banco Santander (Brasil) S.A. has also appealed against infringement notices issued by the tax authorities questioning the tax deductibility of the amortisation of the goodwill arising on the acquisition of Banco Comercial e de Investimento Sudameris S.A from years 2007 to 2012. No provision was recognised in connection with this matter as it was considered to be a contingent liability.

-      Banco Santander (Brasil) S.A. and other companies of the Group in Brazil are undergoing administrative and judicial procedures against Brazilian tax authorities for not admitting tax compensation with credits derived from other tax concepts, not having registered a provision for such amount since it is considered to be a contingent liability.

-      Banco Santander (Brasil) S.A. is involved in appeals in relation to infringement notices initiated by tax authorities regarding the offsetting of tax losses in the CSLL (‘Social Contribution on Net Income’) of year 2009. The appeal is pending decision in CARF. A provision was recognised in connection with the amount of the estimated loss.

-      Legal action brought by Sovereign Bancorp, Inc. (currently Santander Holdings USA, Inc.) claiming its right to take a foreign tax credit for taxes paid outside the United States in fiscal years 2003 to 2005 as well as the related issuance and financing costs. On July 17,  2018, the District Court finally ruled against Santander Holdings USA, Inc. Final resolution is anticipated within the coming months, with no effect on income, as it is fully provisioned.

-      Banco Santander has appealed before European Courts the Decisions 2011/5/CE of October 28,  2009, and 2011/282/UE of January 12,  2011 of the European Commission, ruling that the deduction regulated pursuant to Article 12.5 of the Corporate Income Tax Law constituted illegal State aid. On November 2018 the General Court confirmed these Decisions but these judgements have been appealed at the Court of justice of the European Union. The Group has not recognised provisions for these suits since they are considered to be a contingent liability.

At the date of approval of these interim financial statements certain other less significant tax-related proceedings were also in progress.

ii. Non-tax-related proceedings

At June 30,  2019, the main non-tax-related proceedings concerning the Group were as follows:

-      Payment Protection Insurance (PPI): claims associated with the sale by Santander UK plc of payment protection insurance or PPI to its customers. As of June 30,  2019, the remaining provision for PPI redress and related costs amounted to GBP 247.9 million (EUR 277 million). An additional net provision of GBP 70 million (EUR 80 million) in the first semester of 2019 reflecting an increase in claims volumes and additional industry activities taking into account guidance provided by the FCA (Financial Conduct Authority), in advance of the PPI claims deadline on August 29,  2019. This provision represents management’s best estimate of Santander UK plc future liability in respect of mis-selling of PPI policies and is based on recent claims experience and consideration of the FCA guidance. It has been calculated using key assumptions such as the estimated number of customer complaints received, the number of rejected misselling claims that will be in scope for Plevin and Recurring Non Disclosure of Commission redress, and the determination of liability with respect to a specific portfolio of claims. The provision will be subject to continuous review, taking into account the impact of any further claims received and FCA guidance.

-      Delforca: dispute arising from equity swaps entered into by Gaesco (now Delforca 2008, S.A.) on shares of Inmobiliaria Colonial, S.A. Banco Santander, S.A. is claiming to Delforca a total of EUR 66 million from the liquidation of the swaps. Mobiliaria Monesa, S.A. (Delforca’s parent company) has commenced a civil proceeding against the Bank claiming damages which, as of date have not been determined. The proceeding has been stayed because the jurisdiction of the Court has been challenged. Within insolvency proceedings before the Commercial Court, both Delforca and Mobiliaria Monesa have instigated a claim against the Bank seeking the recovery of EUR 56.8 million that the Bank received from the liquidation of the swap. The Bank has filed a claim against Delforca seeking the Bank's recognition of its right to receive the credit. The Bank has not recognised any provisions in this connection.

-      Former employees of Banco do Estado de São Paulo S.A., Santander Banespa, Cia. de Arrendamiento Mercantil: a claim was filed in 1998 by the association of retired Banespa employees (AFABESP) requesting the payment of a half-yearly bonus contemplated in the by-laws of Banespa in the event that Banespa obtained a profit and that the distribution of this profit were approved by the Board of Directors. The bonus was not paid in 1994 and 1995 since Banespa had not made a profit during those years. Partial payments were made from 1996 to 2000, as approved by the Board of Directors. The relevant clause was eliminated in 2001. The Regional Labor Court and the High Employment Court ordered Santander Brasil, as successor to Banespa, to pay this half-yearly bonus for the period from 1996 to the present. On March 20,  2019, a decision from the Federal Supreme Court (Supremo Tribunal Federal, or “STF”) rejected the extraordinary appeal filed by Santander Brasil. A rescission action to revert the decision in the main process has been filed by Santander Brasil. The current court decision does not define a specific amount to be paid by the defendants (this would only be determined once a final decision is issued and the enforcement process has begun).

-      “Planos Económicos”: like the rest of the banking system in Brasil, Santander Brasil has been the target of customer complaints and collective civil suits stemming from legislative changes and its application to bank deposits, fundamentally ('economic plans'). At the end of 2017, there was an agreement between regulatory entities and the Brazilian Federation of Banks (Febraban), already approved by the Supremo Tribunal Federal, with the purpose of closing the lawsuits. Discussions focused on specifying the amount to be paid to each affected client according to the balance in their notebook at the time of the Plan. Finally, the total value of the payments will depend on the number of endorsements they have made and the number of savers who have demonstrated the existence of the account and its balance on the date the indexes were changed. In November 2018, the STF ordered the suspension of all economic plan processes for two years from February 2018.The provisions recorded for the economic plan processes are considered sufficient.

-      CNMC: after an administrative investigation on several financial entities, including Banco Santander, S.A., in relation to possible collusive practices or price-fixing agreements, as well as exchange of commercially sensitive information in relation to financial derivative instruments used as hedge of interest rate risk for syndicated loans, on February 13,  2018, the Competition Directorate of the Spanish “National Commission for Antitrust and Markets” (CNMC) published its decision, by which it fined the Bank and another three financial institutions with EUR 91 million (EUR 23.9 million for the Bank) for offering interest rate derivatives in breach of Articles 1 of the Spanish Act 15/2007 on Defence of Competition and 101 of the Treaty of Functioning of the European Union. According to the CNMC, there would be evidence that there was coordination between the hedging banks/lenders to coordinate the price of the derivatives and offer clients, in each case, a price different from the “market price”. This decision has been appealed before the Spanish National Court by the Bank, that has already paid the fine.

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Floor clauses (“cláusulas suelo”): As a consequence of the acquisition of Banco Popular, S.A.U, the Group has been exposed to a material number of transactions with floor clauses. The so-called "floor clauses" or minimum clauses are those under which the borrower accepts a minimum interest rate to be paid to the lender, regardless of the applicable reference interest rate. Banco Popular Español, S.A.U. included "floor clauses" in certain asset transactions with customers. In relation to this type of clauses, and after several rulings made by the Court of Justice of the European Union and the Spanish Supreme Court, and the extrajudicial process established by the Spanish Royal Decree-Law 1/2017, of January 2, Banco Popular Español, S.A.U. made extraordinary provisions that were updated in order to cover the effect of the potential return of the excess interest charged for the application of the floor clauses between the contract date of the corresponding mortgage loans and May 2013. The Group considered that the maximum risk associated with the floor clauses applied in its contracts with consumers, in the most severe and not probable scenario, would amount to approximately EUR 900 million, as initially measured and without considering the returns performed. For this matter, after the purchase of Banco Popular Español, S.A.U., EUR 396 million provisions have been used by the Group (EUR 238 million in 2017, EUR 119 million in 2018 and EUR 39 million in the first semester of 2019) mainly for refunds as a result of the extrajudicial process mentioned above. As of June 30,  2019, the amount of the Group's provisions in relation to this matter amounts to EUR 85 million.

-      Banco Popular´s acquisition: considering the declaration setting out the resolution of Banco Popular Español, S.A.U., the redemption and conversion of its capital instruments and the subsequent transfer to Banco Santander, S.A. of the shares resulting from this conversion in exercise of the resolution instrument involving the sale of the institution's business, in the application accordance with the single resolution framework regulation referred to in Note 3 of the 2018 consolidated annual accounts, some investors have filed claims against the EU’s Single Resolution Board decision, the FROB's resolution executed in accordance to the aforementioned decision, and claims have been filed and may be filed in the future against Banco Santander, S.A. or other Santander Group companies deriving from or related to the acquisition of Banco Popular Español, S.A.U.. There are also criminal investigations in progress led by the Spanish National Court in connection with Banco Popular Español, S.A.U., although not with its acquisition. On January 15,  2019, the Spanish National Court, applying article 130.2 of the Spanish Criminal Code, declared the Bank the successor entity to Banco Popular Español, S.A.U. (following the merger of the Bank and Banco Popular Español, S.A.U. on September 28,  2018), and, as a result, determined that the Bank assumed the role of the party being investigated in the criminal proceeding.

The decision was appealed and on April 30,  2019, the Spanish National Court ruled in favor of Banco Santander, S.A. declaring that Banco Santander, S.A. cannot inherit Banco Popular's potential criminal liability. This ruling was appealed by some of the accusing parties, the appeal was non-accepted by the Spanish National Court and those accusing parties have appealed the non-acceptance before the Supreme Court.

At this time it is not possible to foresee the total number of lawsuits and additional claims that could be put forth by the former shareholders, nor their economic implications (particularly considering that the resolution decision in application of the new laws is unprecedented in Spain or any other Member State of the European Union and that possible future claims might not specify any specific amount, allege new legal interpretations or involve a large number of parties). The estimated cost of the potential compensation to the shareholders of Banco Popular Español, S.A.U. has been accounted for as disclosed in the aforementioned Note 3.

-      German shares investigation: the Cologne Public Prosecution Office is conducting an investigation against the Bank, and other group entities based in UK - Santander UK plc, Abbey National Treasury Services plc and Cater Allen International Limited -, in relation to a particular type of tax dividend linked transactions known as cum-ex transactions. The Group is cooperating with the German authorities. As the investigations are at preliminary stage, the results and the effects for the Group, which may potentially include the imposition of financial penalties, cannot be anticipated. The Bank has not recognised any provisions in this connection in relation to the potential imposition of financial penalties.

-      Attorneys General Investigation of auto loan securitisation transactions and fair lending practices: in October 2014, May 2015, July 2015 and February 2017, Santander Consumer USA Inc. (SC) received subpoenas and/or Civil Investigative Demands (CIDs) from the Attorneys General of the U.S. states of California, Illinois, Oregon, New Jersey, Maryland and Washington under the authority of each state's consumer protection statutes. SC was informed that these states serve on behalf of a group of 32 state Attorneys General. The subpoenas contain broad requests for information and the production of documents related to SC’s underwriting, securitization, the recovery efforts servicing and collection of nonprime vehicle loans. SC has responded to these requests within the deadlines specified in the CIDs and has otherwise cooperated with the Attorneys General with respect to this matter. The provisions recorded for this investigation are considered sufficient.

-      Financial Industry Regulatory Authority (“FINRA”) Puerto Rico Arbitrations: as of June 30,  2019, Santander Securities LLC (SSLLC) had received 670 FINRA arbitration cases related to Puerto Rico bonds and Puerto Rico closed-end funds (CEFs). The statements of claims allege, among other things, fraud, negligence, breach of fiduciary duty, breach of contract of the acquirers, unsuitability, over-concentration of the investments and defect to supervise. There were 433 arbitration cases that remained pending as of June 30,  2019. The provisions recorded for these matters are considered sufficient.

As a result of various legal, economic and market factors impacting or that could impact of the value Puerto Rico bonds and CEFs, it is possible that additional arbitration claims and/or increased claim amounts may be asserted against SSLLC in future periods.

IRPH Index: a portion of our Spanish mortgage loan portfolio bears interest at a rate indexed to the Índice de Referencia de Préstamos Hipotecarios known as "IRPH," which, at the time the contracts were entered into, served as reference rate for mortgage loan agreements in Spain and was published by the Bank of Spain. Consumers in Spain have brought lawsuits against most of the Spanish banking sector alleging that the use and related disclosures of such rate did not comply with the transparency requirements of European regulation. On December 14, 2017, the Supreme Court of Spain ruled that these clauses were valid, as the IRPH is an official rate and therefore non-subject to transparency requirements. The matter has been referred to the Court of Justice of the European Union through a preliminary ruling procedure. Pending the outcome of this referral, the IRPH remains valid as a result of the decision of the Supreme Court of Spain.

In the event the Court of Justice of the European Union questions these clauses, it would need to be determined the effects of the decision which carries the uncertainty as to the interest rate that would apply to the relevant mortgage loans. Additionally, it is unclear whether such a ruling by the Court of Justice of the European Union would have retroactive effect and to what extent.

The uncertainty regarding the ruling by the Court of Justice of the European Union as well as the effects of such ruling make estimating the potential exposure difficult. Currently, the balance of the relevant mortgage loans held by us equals approximately EUR 4.3 billion. Although it is considered that the decision of the Supreme Court of Spain is well-founded, an unfavorable decision by the Court of Justice of the European Union could result in the charge of a material provision.

Banco Santander has been sued in a legal proceeding in which the plaintiff alleges that a contract was concluded whereby he would be entrusted with the functions of CEO of the Bank. In the complaint, the claimant mainly requests a declaratory ruling that affirms the validity and conclusion of such contract and its enforcement together with the payment of certain amounts. If the main request is not granted, the claimant seeks compensation for a total amount of approximately EUR 112 million or, an alternative relief for other minor amounts. Banco Santander, S.A. will answer to this complaint.

CHF Polish Mortgage Loans: On May 14,  2019, the Advocate General of Court of Justice of the European Union (CJEU) issued a non-binding opinion in relation to a lawsuit against an unrelated bank in Poland regarding unfair contractual clauses in consumer agreements, specifically the consequences of potentially unfair contractual clauses in CHF-indexed loan agreements. The Advocate General concluded that if the FX difference clause is deemed to be unfair, the agreement may be converted to an agreement on a PLN loan with an interest rate based on CHF LIBOR or it may be rendered null and void, as decided by the domestic court. In consultation with the Polish Bank Association (ZBP), the defendant bank filed for rehearing, enclosing a written opinion of the ZBP which pointed to a significant risk of the CJEU ruling based on incorrect legal assumptions presented in the opinion of the Advocate General. The decision by the CJEU is pending.

The uncertainty regarding the ruling by the Court of Justice of the European Union as well as the effects of such ruling make estimating the potential exposure difficult. An unfavorable decision by the Court of Justice of the European Union could result in the charge of a material provision. As at June 30,  2019, the Group has a portfolio of mortgage loans denominated in, or indexed to, CHF of approximately PLN 10,116 million (EUR 2,380 million).

The Bank and the other Group companies are subject to claims and, therefore, are party to certain legal proceedings incidental to the normal course of their business including those in connection with lending activities, relationships with employees and other commercial or tax matters.

With the information available to it, the Group considers that, at June 30,  2019, it had reliably estimated the obligations associated with each proceeding and had recognised, where necessary, sufficient provisions to cover reasonably any liabilities that may arise as a result of these tax and legal risks. Subject to the qualifications made, it also believes that any liability arising from such claims and proceedings will not have, overall, a material adverse effect on the Group’s business, financial position or results of operations.